Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
 and Board of Directors
 of
Federated High
Income Bond Fund Inc
In planning and
performing our audit
of the financial
statements of
Federated High Income
Bond
Fund Inc the Fund as
 of and for the year
ended March 31 2008
 in accordance with
the standards
of the Public Fund
 Accounting Oversight
 Board United States
we considered the
Funds internal
control over financial
 reporting including
 controls over
safeguarding securities
as a basis for
designing our auditing
 procedures for the
purpose of expressing
 our opinion on the
 financial
statements and to
comply with the
requirements of Form
 NSAR but not for
the purpose of
expressing an opinion
 on the effectiveness
 of the Funds internal
 control over financial
reporting
Accordingly we express
 no such opinion
The management of the
Fund is responsible
 for establishing
and maintaining
effective internal
control over financial
 reporting In fulfilling
 this responsibility
estimates and judgments
 by
management are required
 to assess the expected
 benefits and related
costs of controls A
Funds
internal control over
 financial reporting
is a process designed
 to provide reasonable
assurance
regarding the
reliability of financial
 reporting and the
 preparation of
financial statements for
external purposes in
 accordance with
generally accepted
accounting principles
 A Funds internal
control over financial
reporting includes
those policies and
 procedures that 1
 pertain to the
maintenance of
records that in
reasonable detail
 accurately and fairly
 reflect the transactions
 and
dispositions of the
assets of the Fund 2
provide reasonable
assurance that transactions
 are
recorded as necessary
to permit preparation
of financial statements
in accordance with
generally
accepted accounting
principles and that
 receipts and expenditures
 of the Fund are being made
only in accordance with
 authorizations of
management and directors
 of the Fund and 3 provide
reasonable assurance
 regarding prevention
 or timely detection
 of unauthorized acquisition
 use or
disposition of a Funds
assets that could have
a material effect on
the financial statements
Because of its inherent
 limitations internal
 control over financial
 reporting may not prevent or
detect misstatements
 Also projections of
any evaluation of
effectiveness to future
periods are
subject to the risk
that controls may become
 inadequate because of
changes in conditions
or that
the degree of compliance
with the policies or
 procedures may deteriorate
A deficiency in internal
 control over financial
 reporting exists when
the design or operation
 of a
control does not allow
 management or employees
 in the normal course
 of performing their
assigned functions to
prevent or detect
misstatements on a timely
 basis A material
weakness is a
deficiency or a
 combination of
deficiencies in
internal control over
 financial reporting
 such that
there is a reasonable
possibility that a
material misstatement
 of the Funds annual
 or interim
financial statements
will not be prevented
or detected on a
timely basis
Our consideration of
 the Funds internal
 control over financial
reporting was for the
 limited
purpose described in
the first paragraph
and would not necessarily
 disclose all deficiencies
 in
internal control that
might be material
weaknesses under
standards established
by the Public
Fund Accounting
Oversight Board United
States However we
noted no deficiencies
 in the Funds
internal control over
financial reporting
and its operation
including controls
over safeguarding
securities that we
consider to be a
 material weakness
 as defined above
as of March 31 2008
This report is
intended solely for
 the information
 and use of management
 and the Board of
Directors of the Fund
and the Securities and
Exchange Commission
and is not intended
to be and
should not be used
by anyone other
than these specified
parties


Ernst  Young LLP


Boston Massachusetts
May 20 2008